As filed with the Securities and Exchange Commission on May 21, 2013

Registration No. 333-187736

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

Form F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

REED ELSEVIER PLC	REED ELSEVIER CAPITAL INC.	REED ELSEVIER NV
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

England	Delaware	The Netherlands
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

Not Applicable	51-8365797	Not Applicable
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1-3 Strand London WC2N 5JR England (44) 20 7166 5681	1105 North Market Street Wilmington, Delaware 19801 (302) 427 9299	Radarweg 29 1043 NX Amsterdam The Netherlands (31) 20 485 2906
(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)	(Address and telephone number of Registrant’s principal executive offices)

Kenneth Thompson II, Esq.

Reed Elsevier Inc.

125 Park Avenue

23rd Floor

New York, NY 10017

(212) 309-5498

(Name, address and telephone number of agent for service)

Please send copies of all communications to:

D. Rhett Brandon, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

(212) 455-2000

Approximate date of commencement of proposed exchange offer:

As soon as practicable after this Registration Statement is declared effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
3.125% Notes due 2022	$950,000,000	100%	$950,000,000	$129,580
Guarantees of 3.125% Notes due 2022	N/A(2)	(2)	(2)	(2)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended.
(2)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to Registration Statement on Form F-4 (Registration No. 333-187736) is to file certain exhibits to the registration statement as indicated in Item 21(a) of Part II of this amendment. No change is made to Part I or Part II of the registration statement, other than Item 21(a) of Part II, and those items have therefore been omitted. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 21(a) of Part II, the signature pages of the registration statement and the exhibits filed herewith.

ITEM 21. EXHIBITS

Exhibit Number	Description of Exhibits

4.1+	Indenture among Reed Elsevier Capital Inc., as Issuer, Reed Elsevier PLC and Reed Elsevier NV, as Guarantors, The Bank of New York Mellon, as Trustee, Paying Agent, Transfer Agent and Securities Registrar, dated as of October 16, 2012.

5.1+	Opinion of Simpson Thacher & Bartlett LLP.

5.2+	Opinion of Freshfields Bruckhaus Deringer LLP (England).

5.3+	Opinion of Freshfields Bruckhaus Deringer LLP (The Netherlands).

23.1	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier Combined Financial Statements (previously filed).

23.2	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier PLC Consolidated Financial Statements (previously filed).

23.3	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier NV Consolidated Financial Statements (previously filed).

23.4+	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.5+	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2).

23.6+	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.3).

24.1	Powers of attorney (previously filed).

25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, as Trustee with respect to Exhibit 4.1 (previously filed).

99.1	Form of Letter of Transmittal (previously filed).

99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed).

99.3	Form of Letter to Clients (previously filed).

99.4	Form of Notice of Guaranteed Delivery (previously filed).

+	Filed herewith

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on May 21, 2013.

REED ELSEVIER PLC

By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to this Registration Statement has been signed by the following person in the capacities indicated below on May 21, 2013.

Name	Title

*	Chief Executive Officer and Executive Director
Erik Engstrom

*	Chief Financial Officer and Executive Director
Duncan Palmer	(Principal Accounting Officer)

*	Chairman and Director
Anthony Habgood

*	Director
Mark Elliott

Name	Title

*	Director
Adrian Hennah

*	Director
Lisa Hook

*	Director
Robert Polet

*	Director
Sir David Reid

*	Director
Linda Sanford

*	Director
Ben van der Veer

*	Authorized U.S. Representative
Kenneth R. Thompson

*By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on May 21, 2013.

REED ELSEVIER NV

By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to this Registration Statement has been signed by the following person in the capacities indicated below on May 21, 2013.

Name	Title

*	Chief Executive Officer and Executive Director
Erik Engstrom

*	Chief Financial Officer and Executive Director
Duncan Palmer	(Principal Accounting Officer)

*	Chairman and Director
Anthony Habgood

*	Director
Mark Elliott

Name	Title

*	Director
Adrian Hennah

*	Director
Lisa Hook

*	Director
Marike van Lier Lels

*	Director
Robert Polet

*	Director
Sir David Reid

*	Director
Linda Sanford

*	Director
Ben van der Veer

*	Authorized U.S Representative
Kenneth R. Thompson

*By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, on May 21, 2013.

REED ELSEVIER CAPITAL INC.

By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

Pursuant to the requirements of the Securities Act, this Amendment No. 1 to this Registration Statement has been signed by the following person in the capacities indicated below on May 21, 2013.

Name	Title

*	President, Treasurer, Assistant Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)
Kenneth E. Fogarty

*	Vice President
Rubi J. Iniguez

*	Assistant Secretary
Peter F. Dangoia

*	Assistant Treasurer
Lynn M. Formica

Name	Title

*	Assistant Treasurer, Assistant Secretary
Donald R. McLamb, Jr.

*	Secretary and Director
Charles J. Durante

*By:	/s/ Henry A. Udow
Name:	Henry A. Udow
Title:	Attorney-in-fact

Exhibit Index

Exhibit Number	Description of Exhibits

4.1+	Indenture among Reed Elsevier Capital Inc., as Issuer, Reed Elsevier PLC and Reed Elsevier NV, as Guarantors, The Bank of New York Mellon, as Trustee, Paying Agent, Transfer Agent and Securities Registrar, dated as of October 16, 2012.

5.1+	Opinion of Simpson Thacher & Bartlett LLP.

5.2+	Opinion of Freshfields Bruckhaus Deringer LLP (England).

5.3+	Opinion of Freshfields Bruckhaus Deringer LLP (The Netherlands).

23.1	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier Combined Financial Statements (previously filed).

23.2	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier PLC Consolidated Financial Statements (previously filed).

23.3	Independent Registered Public Accounting Firm’s Consent — Reed Elsevier NV Consolidated Financial Statements (previously filed).

23.4+	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.5+	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2).

23.6+	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.3).

24.1	Powers of attorney (previously filed).

25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, as Trustee with respect to Exhibit 4.1 (previously filed).

99.1	Form of Letter of Transmittal (previously filed).

99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed).

99.3	Form of Letter to Clients (previously filed).

99.4	Form of Notice of Guaranteed Delivery (previously filed).

+	Filed herewith